UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2002



                         Commission File Number 0-30745

                               INTERCALLNET, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                                     88-0426807
 ---------------------------                   -----------------
(State or other jurisdiction                   (I.R.S. Employer
of incorporation or organization               Identification No.)



    6340 NW 5th Way
    Fort Lauderdale, FL                            33309
(Address of principal executive offices)          (Zip Code)
 -----------------------------------------------------------------
 Registrant's telephone number, including area code (954)492-0368




           ----------------------------------------------------------
           Former name or former address, if changed since last report



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

See Items 2. and 5. below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         In Re: the Matter of Intercallnet, Inc., Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida, Case No. 02-22343. On November 26, 2002, the Registrant and its subsidiaries (collectively, the "Registrant") effected an assignment for the benefit of creditors ("Assignment")in accordance with applicable Florida law. In connection therewith, the Registrant effected an assignment of its assets to Michael Phelan of Michael Moecker & Associates, Inc., 6861 SW 196th Avenue, Suite 201-04, Fort Lauderdale, Florida 33332, as assignee, and has ceased operations. Such assets generally include office furniture, equipment, accounts receivable and potential claims against several third parties.

         The Assignment was necessitated as a result of the Registrant having previously been notified by Stanford Venture Capital Holdings, Inc. that it would not continue funding the Registrant under a prior loan agreement due to a purported breach by the Registrant thereunder, and the Registrant being unable to secure an alternative funding source.

         Upon advice of counsel, the Registrant has decided at this time not to further comment in its public filings under the Securities Exchange Act of 1934 upon allegations of certain third parties previously discussed and responded to in recent prior Form 8-K filings of the Registrant.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Promptly following the filing of this Form 8-K with the U.S. Securities and Exchange Commission ("Commission"), the Registrant's remaining management and Board of Directors plan to resign from all such positions.

         The Commission has notified the Registrant that it is conducting an informal inquiry concerning the Registrant.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits - Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

Not applicable


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERCALLNET, INC.




November 29, 2002              By:/s/ Scott Gershon
                                  --------------------------------------
                                  Scott Gershon, Chief Executive Officer






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